UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(Zip Code)

AIMCO PROPERTIES, L.P.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
On September 29, 2010, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda”) (collectively with Aimco and Aimco OP, the “Borrowers”) entered into the Tenth Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of September 29, 2010 (the “Tenth Amendment”), among the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto. The Tenth Amendment modifies that certain Amended and Restated Senior Secured Credit Agreement dated as of November 2, 2004 (as amended, the “Credit Agreement”), among the Borrowers, Bank of America, N.A., as administrative agent, and the lenders party thereto.
The Tenth Amendment, among other things:
(i)
Provides for $300,000,000 of revolving commitments (the “New Revolving Commitments”), which replace the existing revolving commitments under the Credit Agreement and have a maturity of May 1, 2013 (provided that such maturity may be extended for an additional year, subject to satisfaction of certain conditions). Subject to the extended maturity and the other modifications described below, the New Revolving Commitments contain the same terms as the existing revolving commitments. With the New Revolving Loan Commitments provided in the amount set forth above, the amount of additional commitments (after giving effect to such New Revolving Commitments) permitted under the Credit Agreement is $200,000,000.

(ii)	Decreases (x) the capitalization rate used in the calculation of certain financial covenants, and (y) Eurodollar rate floor.

(iii)	Modifies the existing financial covenants and inserts a new financial covenant measuring total unsecured indebtedness.
A copy of the Tenth Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description
10.1	Tenth Amendment to Senior Secured Credit Agreement, dated as of September 29, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 29, 2010

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 29, 2010

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, INC.,
Its General Partner

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Tenth Amendment to Senior Secured Credit Agreement, dated as of September 29, 2010, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto.

5